Exhibit 99.1

         IASIS Healthcare Announces Third Quarter 2005 Results

    FRANKLIN, Tenn.--(BUSINESS WIRE)--July 28, 2005--IASIS Healthcare(R) LLC ("IASIS LLC") today announced financial and operating results for the fiscal third quarter and nine months ended June 30, 2005. The results for the prior-year periods presented reflect the combined financial performance of IASIS LLC and its predecessor, IASIS Healthcare Corporation ("IASIS"). References in this press release to the "Company" include IASIS LLC and IASIS.
    Net revenue for the third quarter increased 9.8% to $390.0 million, compared with net revenue of $355.3 million for the same quarter of last year. Adjusted EBITDA for the third quarter increased 14.9% to $55.4 million, compared with adjusted EBITDA of $48.2 million for the same prior-year period. A table describing adjusted EBITDA and reconciling net earnings (loss) to adjusted EBITDA is included in this press release in the attached Supplemental Condensed Consolidated Statements of Operations Information. Net earnings were $10.5 million for the quarter ended June 30, 2005, compared with a net loss of $56.0 million for the same prior-year period, which included a loss of $51.9 million relating to the Company's early extinguishment of debt and $19.8 million of merger expenses, both incurred in connection with the acquisition of IASIS by an investor group led by Texas Pacific Group.
    Net patient revenue per adjusted admission increased 7.7% while hospital admissions and adjusted admissions decreased 4.8% and 2.3%, respectively, for the quarter ended June 30, 2005, compared with the same prior-year period.
    The Medical Center of Southeast Texas, the Company's new hospital in Port Arthur, Texas, began receiving patients on Saturday, April 16, 2005. The 216-bed, $98.0 million, acute-care facility is the Company's first newly constructed hospital. Simultaneously with the new hospital's opening, substantially all of the services at Park Place Medical Center in Port Arthur, Texas, and Mid-Jefferson Hospital in Nederland, Texas, moved to the new facility. The operating results for the new hospital are included in the results for the third quarter and fiscal year to date beginning April 16, 2005.
    In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS, said, "Our product line focus and capital investments in our facilities, including our new hospital in Port Arthur, are contributing solid returns, as evidenced by our positive operating results this quarter. While we experienced generally weaker volume during the quarter, our results continue to demonstrate our ability to control costs and expand margins.
    "Also, I am pleased to report that during the quarter, we began implementation of our advanced clinical technology systems in our Texas market. We are committed to improving the quality, efficiency and safety of patient care by equipping our hospitals with technology that includes electronic documentation of patient records, barcode scanning technology for medication administration and a physician portal that allows doctors secured Internet access to real-time patient data. We expect to complete implementation of these systems in our Texas hospitals before the end of the calendar year."
    Net revenue for the nine months ended June 30, 2005, increased 11.8% to $1.2 billion, compared with net revenue of $1.0 billion for the same period of last year. Adjusted EBITDA for the nine months ended June 30, 2005, increased 20.9% to $166.9 million, compared with adjusted EBITDA of $138.1 million for the same prior-year period. Net earnings were $36.2 million for the nine months ended June 30, 2005, compared with a net loss of $36.0 million for the same prior-year period, which included the previously mentioned loss on early extinguishment of debt and merger expenses and an $8.9 million non-cash charge in the second quarter of 2004 related to an amendment of the Company's previous senior credit facility.
    Net patient revenue per adjusted admission increased 7.5% while total hospital admissions decreased 0.8% and adjusted admissions increased 0.5% for the nine months ended June 30, 2005, compared with the same prior-year period. On a same facility basis, net patient revenue per adjusted admission increased 6.5% while hospital admissions and adjusted admissions decreased 3.7% and 1.9%, respectively, for the nine months ended June 30, 2005, compared with the same prior-year period.
    A listen-only simulcast and 30-day replay of IASIS LLC's fiscal third quarter conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on July 28, 2005. A copy of this press release will also be available on the Company's website.
    IASIS LLC, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS LLC owns or leases 14 acute care hospitals and one behavioral health hospital with a total of 2,225 beds in service and has total annual net revenue of approximately $1.5 billion. These hospitals are located in five regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; Las Vegas, NV; and three cities in Texas, including San Antonio. IASIS LLC also owns and operates a Medicaid managed health plan in Phoenix that serves over 112,000 members. In addition, the Company has ownership interests in three ambulatory surgery centers. For more information on IASIS LLC, please visit the Company's website at www.iasishealthcare.com.
    This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, capital expenditures and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, the risks and uncertainties related to our ability to generate sufficient cash to service our existing indebtedness, our substantial level of indebtedness that could adversely affect our financial condition, our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation that may significantly reduce government healthcare spending and our revenue, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue, our ability to recruit and retain quality physicians, our hospitals' competition for staffing, which may increase our labor costs and reduce profitability, our failure to comply with extensive laws and government regulations, the possibility that we may become subject to federal and state investigations in the future, our ability to satisfy regulatory requirements with respect to our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows and net earnings, our ability to control costs at Health Choice, the possibility of Health Choice's contract with the Arizona Health Care Cost Containment System being discontinued, significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions that may disrupt our ongoing operations, difficulties with consolidation of our new hospital that may disrupt our ongoing operations and require unanticipated capital expenditures, the significant capital expenditures that would be involved in the construction of other new hospitals that could have an adverse effect on our liquidity, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, and those risks, uncertainties and other matters detailed in IASIS LLC's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission.
    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                                                           Predecessor
                                                           ----------
                                     Three      June 23,    April 1,
                                     Months       2004        2004
                                     Ended      through     through
                                    June 30,    June 30,    June 22,
                                      2005        2004        2004
                                   ----------  ----------  ----------
Net revenue:
 Acute care revenue                  $299,891     $24,879    $259,283
 Premium revenue                       90,088       6,847      64,258
                                   ----------  ----------  ----------
   Total net revenue                  389,979      31,726     323,541

Cost and expenses:
 Salaries and benefits                113,452       9,638      98,978
 Supplies                              46,208       4,259      43,085
 Medical claims                        77,409       5,865      52,687
 Rents and leases                       8,385         722       7,592
 Other operating expenses              55,315       4,597      46,921
 Provision for bad debts               33,792       2,531      30,198
 Interest expense, net                 15,664       1,120      11,903
 Depreciation and
  amortization                         20,590       1,677      16,511
 Management fees                          963          --          --
 Loss on early
  extinguishment of debt                   --          --      51,852
 Merger expenses                           --          --      19,750
                                   ----------  ----------  ----------
   Total costs and expenses           371,778      30,409     379,477

Earnings (loss) before gain
 (loss) on sale of assets,
 minority interests and
 income taxes                          18,201       1,317     (55,936)
Gain (loss) on sale of assets, net          2          (8)        (22)
Minority interests                       (779)       (122)     (1,074)
                                   ----------  ----------  ----------

Earnings (loss) before income taxes    17,424       1,187     (57,032)
Income tax expense                      6,958          29         167
                                   ----------  ----------  ----------

Net earnings (loss)                   $10,466      $1,158    $(57,199)
                                   ==========  ==========  ==========


                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                                                           Predecessor
                                                           ----------
                                      Nine      June 23,     Oct. 1,
                                     Months       2004        2003
                                     Ended      through     through
                                    June 30,    June 30,    June 22,
                                      2005        2004        2004
                                   ----------  ----------  ----------
Net revenue:
Acute care revenue                   $886,384     $24,879    $794,887
Premium revenue                       263,827       6,847     202,273
                                   ----------  ----------  ----------
   Total net revenue                1,150,211      31,726     997,160

Cost and expenses:
Salaries and benefits                 332,685       9,638     308,881
Supplies                              140,863       4,259     129,665
Medical claims                        226,177       5,865     168,338
Rents and leases                       24,236         722      23,158
Other operating expenses              162,556       4,597     145,648
Provision for bad debts                96,762       2,531      87,466
Interest expense, net                  44,341       1,120      39,673
Depreciation and
 amortization                          56,473       1,677      50,490
Management fees                         2,884          --          --
Loss on early
 extinguishment of debt                    --          --      51,852
Merger expenses                            --          --      19,750
Write-off of debt issue costs              --          --       8,850
                                   ----------  ----------  ----------
   Total costs and expenses         1,086,977      30,409   1,033,771

Earnings (loss) before gain
 (loss) on sale of assets,
 minority interests and
 income taxes                          63,234       1,317     (36,611)
Gain (loss) on sale of assets, net        (80)         (8)      3,731
Minority interests                     (3,052)       (122)     (3,098)
                                   ----------  ----------  ----------

Earnings (loss) before income taxes    60,102       1,187     (35,978)
Income tax expense                     23,879          29       1,152
                                   ----------  ----------  ----------

Net earnings (loss)                   $36,223      $1,158    $(37,130)
                                   ==========  ==========  ==========

                         IASIS HEALTHCARE LLC
                 Condensed Consolidated Balance Sheets
                            (in thousands)

                                                June 30,    Sept. 30,
                                                  2005        2004
                                               ----------  ----------
                                               (Unaudited)
                                ASSETS

Current assets:
 Cash and cash equivalents                        $67,956     $98,805
 Accounts receivable, net of allowance
  for doubtful accounts of $93,597
  and $94,139, respectively                       182,055     165,280
 Inventories                                       28,835      26,253
 Deferred income taxes                             32,475        --
 Prepaid expenses and other current assets         27,290      21,297
                                               ----------  ----------
   Total current assets                           338,611     311,635

Property and equipment, net                       627,546     532,459
Goodwill                                          752,257     252,204
Other intangible assets, net                       42,750          --
Unallocated purchase price                             --     585,013
Other assets, net                                  37,265      42,850
                                               ----------  ----------
   Total assets                                $1,798,429  $1,724,161
                                               ==========  ==========

                        LIABILITIES AND EQUITY

Current liabilities:
 Accounts payable                                 $55,064     $61,295
 Salaries and benefits payable                     29,138      36,463
 Accrued interest payable                           7,760      13,821
 Medical claims payable                            57,721      55,421
 Other accrued expenses and
  other current liabilities                        27,853      26,142
 Current portion of long-term debt and
  capital lease obligations                         7,653      10,728
                                               ----------  ----------
   Total current liabilities                      185,189     203,870

Long-term debt and capital lease obligations      898,607     902,026
Deferred income taxes                              46,050          --
Other long-term liabilities                        39,221      31,596
Minority interest                                  16,784      12,964

Equity:
 Member's equity                                  612,578     573,705
                                               ----------  ----------
   Total liabilities and equity                $1,798,429  $1,724,161
                                               ==========  ==========


                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                           Predecessor
                                                           ----------
                                      Nine      June 23,     Oct. 1,
                                     Months       2004        2003
                                     Ended      through      through
                                    June 30,    June 30,     June 22,
                                      2005        2004        2004
                                   ----------  ----------  ----------
  Cash flows from
  operating activities:
   Net earnings (loss)                $36,223      $1,158    $(37,130)
   Adjustments to reconcile net
    earnings (loss) to net cash
    provided by operating activities:
     Depreciation and amortization     56,473       1,677      50,490
     Minority interests                 3,052         122       3,098
     Deferred income taxes             22,742          --          --
     Loss (gain) on sale of assets         80           8      (3,730)
     Write-off of debt issue costs         --          --       8,850
     Loss on early
      extinguishment of debt               --          --      14,993
     Changes in operating assets
      and liabilities:
       Accounts receivable            (16,776)      2,284      (8,542)
       Establishment of accounts
        receivable of recent
        acquisition                        --          --     (11,325)
       Inventories, prepaid expenses
        and other current assets       (8,575)        724      (5,656)
       Accounts payable and other
        accrued liabilities            (4,449)     (5,756)      6,990
                                   ----------  ----------  ----------
      Net cash provided by
       operating activities            88,770         217      18,038
                                   ----------  ----------  ----------

 Cash flows from
  investing activities:
   Purchases of property
    and equipment                    (113,541)     (2,947)    (82,265)
   Cash paid for acquisition             (617)         --     (23,032)
   Proceeds from sales of assets           --          --      14,928
   Change in other assets                 977          56      (1,650)
                                   ----------  ----------  ----------
      Net cash used in
       investing activities          (113,181)     (2,891)    (92,019)
                                   ----------  ----------  ----------

 Cash flows from
 financing activities:
  Payment of debt and
   capital leases                      (8,993)        (66)   (651,371)
  Proceeds from debt borrowings         2,274          --     900,000
  Debt financing costs incurred          (487)         --     (31,469)
  Distribution of
   minority interests                  (3,129)         --      (2,510)
  Proceeds received from
   hospital syndications                3,897          --       1,784
  Proceeds from issuance of
   common stock, net                       --          --     529,000
  Cash paid to security holders            --          --    (677,780)
  Payment of merger costs
   incurred by members of
   IASIS Investment LLC                    --          --     (10,800)
                                    ---------   ---------   ---------
     Net cash provided by (used
      in) financing activities         (6,438)        (66)     56,854
                                    ---------   ---------   ---------

Decrease in cash and
 cash equivalents                     (30,849)     (2,740)    (17,127)
Cash and cash equivalents
 at beginning of period                98,805      83,943     101,070
                                    ---------   ---------   ---------
Cash and cash equivalents
 at end of period                     $67,956     $81,203      83,943
                                    =========   =========   =========

Supplemental disclosure of
 cash flow information:
  Cash paid for interest              $54,671        $377      62,069
                                    =========   =========   =========
  Cash paid (refund received)
   for income taxes, net               $2,420        $--        (105)
                                    =========   =========   =========

Supplemental schedule of
 noncash investing activities:
  Capital lease obligations
   incurred to acquire equipment          $--         $--       1,542
                                    =========   =========   =========
  Property and equipment
   in accounts payable                 $6,027     $13,619      13,165
                                    =========   =========   =========
 Stock consideration received             $--         $--     $40,000
                                    =========   =========   =========


                         IASIS HEALTHCARE LLC
                    Segment Information (Unaudited)
                            (in thousands)

                           For the Three Months Ended June 30, 2005
                       ----------------------------------------------
                          Acute       Health
                          Care        Choice      Elims.      Cons.
                       ----------  ----------  ----------  ----------
Net acute care revenue   $299,891         $--         $--    $299,891
Premium revenue                --      90,088          --      90,088
Revenue between
 segments                   2,100          --      (2,100)         --
                       ----------  ----------  ----------  ----------
   Net revenue            301,991      90,088      (2,100)    389,979

Salaries and benefits     110,612       2,840          --     113,452
Supplies                   46,160          48          --      46,208
Medical claims                 --      79,509      (2,100)     77,409
Rents and leases            8,167         218          --       8,385
Other operating
 expenses                  52,567       2,748          --      55,315
Provision for
 bad debts                 33,792          --          --      33,792
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     50,693       4,725          --      55,418

Interest expense, net      15,664          --          --      15,664
Depreciation and
 amortization              19,792         798          --      20,590
Management fees               963          --          --         963
                       ----------  ----------  ----------  ----------
Earnings before gain
 on sale of assets,
 minority interests
 and income taxes          14,274       3,927          --      18,201
Gain on sale of
 assets, net                    2          --          --           2
Minority interests           (779)         --          --        (779)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes          $13,497      $3,927         $--     $17,424
                       ==========  ==========  ==========  ==========
Segment assets         $1,708,573     $89,856              $1,798,429
                       ==========  ==========              ==========


                                For the Period June 23, 2004
                                   through June 30, 2004
                       ----------------------------------------------
                         Acute       Health
                          Care       Choice      Elims.       Cons.
                       ----------  ----------  ----------  ----------
Net acute care revenue    $24,879         $--         $--     $24,879
Premium revenue                --       6,847          --       6,847
Revenue between
 segments                     124          --        (124)         --
                       ----------  ----------  ----------  ----------
   Net revenue             25,003       6,847        (124)     31,726

Salaries and benefits       9,400         238          --       9,638
Supplies                    4,253           6          --       4,259
Medical claims                 --       5,989        (124)      5,865
Rents and leases              706          16          --         722
Other operating
 expenses                   4,391         206          --       4,597
Provision for
 bad debts                  2,531          --          --       2,531
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)      3,722         392          --       4,114

Interest expense, net       1,120          --          --       1,120
Depreciation and
 amortization               1,673           4          --       1,677
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and income taxes             929         388          --       1,317
Loss on sale of
 assets, net                   (8)         --          --          (8)
Minority interests           (122)         --          --        (122)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes             $799        $388         $--      $1,187
                       ==========  ==========  ==========  ==========
Segment assets         $1,685,399     $10,467              $1,695,866
                       ==========  ==========              ==========


                         IASIS HEALTHCARE LLC
              Segment Information (Unaudited) - Continued
                            (in thousands)

                               For the Period April 1, 2004
                                  through June 22, 2004
                       ----------------------------------------------
                          Acute      Health
Predecessor               Care       Choice      Elims.       Cons.
---------------------  ---------   ----------  ----------  ----------
Net acute care revenue   $259,283         $--         $--    $259,283
Premium revenue                --      64,258          --      64,258
Revenue between
 segments                   2,717          --      (2,717)         --
                       ----------  ----------  ----------  ----------
   Net revenue            262,000      64,258      (2,717)    323,541

Salaries and benefits      96,706       2,272          --      98,978
Supplies                   43,029          56          --      43,085
Medical claims               --        55,404      (2,717)     52,687
Rents and leases            7,430         162          --       7,592
Other operating
 expenses                  44,765       2,156          --      46,921
Provision for
 bad debts                 30,198          --          --      30,198
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     39,872       4,208          --      44,080

Interest expense, net      11,903          --          --      11,903
Depreciation and
 amortization              16,467          44          --      16,511
Loss on early
 extinguishment of debt    51,852          --          --      51,852
Merger expenses            19,750          --          --      19,750
                       ----------  ----------  ----------  ----------
Earnings (loss) before
 loss on sale of assets,
 minority interests
 and income taxes         (60,100)      4,164          --     (55,936)
Loss on sale of
 assets, net                  (22)         --          --         (22)
Minority interests         (1,074)         --          --      (1,074)
                       ----------  ----------  ----------  ----------
   Earnings (loss)
    before income taxes  $(61,196)     $4,164         $--    $(57,032)
                       ==========  ==========  ==========  ==========

(1) Adjusted EBITDA represents net earnings (loss) before interest expense, income tax expense, depreciation and amortization, management fees, loss on early extinguishment of debt, merger expenses, loss on sale of assets, and minority interests. Management fees represent advisory fees to Texas Pacific Group
    (TPG), the Company's majority financial sponsor. Merger expenses include legal and advisory expenses and special bonus compensation of the Company's predecessor incurred in connection with the acquisition of IASIS by TPG. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.


                         IASIS HEALTHCARE LLC
              Segment Information (Unaudited) - Continued
                            (in thousands)

                           For the Nine Months Ended June 30, 2005
                       ----------------------------------------------
                         Acute      Health
                         Care       Choice       Elims.        Cons.
                       ----------  ----------  ----------  ----------
Net acute care revenue   $886,384         $--         $--    $886,384
Premium revenue                --     263,827          --     263,827
Revenue between
 segments                   6,597          --      (6,597)         --
                       ----------  ----------  ----------  ----------
   Net revenue            892,981     263,827      (6,597)  1,150,211

Salaries and benefits     324,328       8,357          --     332,685
Supplies                  140,718         145          --     140,863
Medical claims                --      232,774      (6,597)    226,177
Rents and leases           23,584         652          --      24,236
Other operating
 expenses                 154,277       8,279          --     162,556
Provision for
 bad debts                 96,762          --          --      96,762
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)    153,312      13,620          --     166,932

Interest expense, net      44,341          --          --      44,341
Depreciation and
 amortization              54,074       2,399          --      56,473
Management fees             2,884          --          --       2,884
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and income taxes          52,013      11,221          --      63,234
Loss on sale of
 assets, net                  (80)         --          --         (80)
Minority interests         (3,052)         --          --      (3,052)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes          $48,881     $11,221         $--     $60,102
                       ==========  ==========  ==========  ==========
Segment assets         $1,708,573     $89,856              $1,798,429
                       ==========  ==========              ==========
Capital expenditures     $112,930        $611                $113,541
                       ==========  ==========              ==========


                                For the Period June 23, 2004
                                   through June 30, 2004
                       ----------------------------------------------
                         Acute       Health
                         Care        Choice      Elims.       Cons.
                       ----------  ----------  ----------  ----------
Net acute care revenue    $24,879         $--         $--     $24,879
Premium revenue                --       6,847          --       6,847
Revenue between
 segments                     124          --        (124)         --
                       ----------  ----------  ----------  ----------
   Net revenue             25,003       6,847        (124)     31,726

Salaries and benefits       9,400         238          --       9,638
Supplies                    4,253           6          --       4,259
Medical claims                 --       5,989        (124)      5,865
Rents and leases              706          16          --         722
Other operating
 expenses                   4,391         206          --       4,597
Provision for
 bad debts                  2,531          --          --       2,531
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)      3,722         392          --       4,114

Interest expense, net       1,120          --          --       1,120
Depreciation and
 amortization               1,673           4          --       1,677
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and income taxes             929         388          --       1,317
Loss on sale of
 assets, net                   (8)         --          --          (8)
Minority interests           (122)         --          --        (122)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes             $799        $388         $--      $1,187
                       ==========  ==========  ==========  ==========
Segment assets         $1,685,399     $10,467              $1,695,866
                       ==========  ==========              ==========
Capital expenditures       $2,943          $4                  $2,947
                       ==========  ==========              ==========


                         IASIS HEALTHCARE LLC
              Segment Information (Unaudited) - Continued
                            (in thousands)

                                For the Period Oct. 1, 2003
                                   through June 22, 2004
                       -----------------------------------------------
                         Acute       Health
Predecessor              Care        Choice      Elims.       Cons.
---------------------  ----------  ----------  ----------  ----------
Net acute care revenue   $794,887         $--     $    --    $794,887
Premium revenue                --     202,273          --     202,273
Revenue between
 segments                   8,031          --      (8,031)     --
                       ----------  ----------  ----------  ----------
   Net revenue            802,918     202,273      (8,031)    997,160

Salaries and benefits     302,095       6,786          --     308,881
Supplies                  129,518         147          --     129,665
Medical claims                 --     176,369      (8,031)    168,338
Rents and leases           22,694         464          --      23,158
Other operating
 expenses                 138,534       7,114          --     145,648
Provision for
 bad debts                 87,466          --          --      87,466
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)    122,611      11,393          --     134,004

Interest expense, net      39,673          --          --      39,673
Depreciation and
 amortization              50,360         130          --      50,490
Loss on early
 extinguishment of debt    51,852          --          --      51,852
Merger expenses            19,750          --          --      19,750
Write-off of debt
 issue costs                8,850          --          --       8,850
                       ----------  ----------  ----------  ----------
Earnings before gain
 on sale of assets,
 minority interests
 and income taxes         (47,874)     11,263          --     (36,611)
Gain on sale of
 assets, net                3,731          --          --       3,731
Minority interests         (3,098)         --          --      (3,098)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes         $(47,241)    $11,263         $--    $(35,978)
                       ==========  ==========  ==========  ==========
Capital expenditures      $81,945        $320                 $82,265
                       ==========  ==========              ==========

(1) Adjusted EBITDA represents net earnings (loss) before interest expense, income tax expense, depreciation and amortization, management fees, loss on early extinguishment of debt, write-off of debt issue costs, merger expenses, gain on sale of assets, and minority interests. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Merger expenses include legal and advisory expenses and special bonus compensation of the Company's predecessor incurred in connection with the acquisition of IASIS by TPG. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.


                         IASIS HEALTHCARE LLC
         Combined Financial and Operating Data (1) (Unaudited)

                         Three Months Ended       Nine Months Ended
                              June 30,                June 30,
                       ----------------------  ----------------------
                          2005        2004        2005        2004
                       ----------  ----------  ----------  ----------
Consolidated Hospitals:
Number of acute care
 hospitals at end
 of period (2)                 14          15          14          15
Beds in service at
 end of period              2,225       2,257       2,225       2,257
Average length of
 stay (days)                 4.45        4.36        4.43        4.40
Occupancy rates
 (average beds
 in service)                48.4%       49.1%       49.0%       50.7%
Admissions (3)             22,005      23,124      67,480      67,997
 Percentage change         (4.8%)                   (0.8%)
Adjusted admissions (3)    36,314      37,151     109,514     108,995
 Percentage change         (2.3%)                    0.5%
Patient days               98,023     100,758     299,032     298,887
Adjusted patient days     155,926     156,363     467,913     462,176
Outpatient revenue
 as a % of gross
 patient revenue            36.6%       34.3%       35.1%       34.0%

Same Facility (4):
Number of acute care
 hospitals at end
 of period (2)                 14          15          13          14
Beds in service at
 end of period              2,225       2,257       2,039       2,081
Net acute care
 revenue (in millions)     $302.0      $287.0      $821.8      $787.5
 Percentage change           5.2%                    4.4%
Average length of
 stay (days)                 4.45        4.36        4.37        4.38
Occupancy rates
 (average beds
 in service)                48.4%       49.1%       48.6%       50.2%
Admissions (3)             22,005      23,124      62,206      64,599
 Percent change            (4.8%)                  (3.7%)
Adjusted admissions (3)    36,314      37,151     102,720     104,739
 Percent change            (2.3%)                  (1.9%)
Patient days               98,023     100,758     272,040     282,920
Adjusted patient days     155,926     156,363     433,142     442,177
Outpatient revenue
 as a % of gross
 patient revenue            36.6%       34.3%       36.5%       35.0%

(1) The results of IASIS LLC and its predecessor have been combined in the financial and operating data shown above for the three and nine months ended June 30, 2004.

(2) On April 16, 2005, the Company opened its new hospital in Port Arthur, Texas. The operations of Mid-Jefferson Hospital and Park Place Medical Center moved to the new hospital. As a result, the Company currently operates 14 hospitals.

(3) The Company's admissions for the three months ended June 30, 2004, were 23,124. The admissions reported in the Company's earnings releases on August 6, 2004 and September 17, 2004, were incorrect due to an inadvertent overstatement of 327 admissions for North Vista Hospital (formerly known as Lake Mead Hospital Medical Center), which was acquired in the second quarter of fiscal 2004. Similarly, the Company's admissions and patient days for the three months ended September 30, 2004, were 22,309 and 96,282, respectively. The admissions and patient days reported in the Company's earnings release on November 15, 2004, were incorrect due to an inadvertent overstatement of 116 admissions and 1,208 patient days by North Vista Hospital. The Company believes that the statistical corrections are not material to its admissions, patient days and derived statistics and did not change previously reported statistics on a same facility basis. The statistical corrections had no impact on the Company's financial statements.

(4) Same facility data for the nine months ended June 30, 2005 and 2004, exclude the 186-bed North Vista Hospital, which was acquired in the second quarter of fiscal 2004. Same facility data for the three months ended June 30, 2005 and 2004, include the results of North Vista Hospital.


                         IASIS HEALTHCARE LLC
            Supplemental Condensed Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                                                           Predecessor
                                                           ----------
                                     Three      June 23,     April 1,
                                     Months       2004        20004
                                     Ended       through     through
                                    June 30,    June 30,     June 22,
                                      2005        2004         2004
                                   ----------  ----------  ----------
Consolidated Results:
Net earnings (loss)                   $10,466      $1,158    $(57,199)
Add:
 Interest expense, net                 15,664       1,120      11,903
 Minority interests                       779         122       1,074
 Income tax expense                     6,958          29         167
 Loss (gain) on sale of
  assets, net                              (2)          8          22
 Depreciation and amortization         20,590       1,677      16,511
 Management fees                          963          --          --
 Loss on early
  extinguishment of debt                   --          --      51,852
 Merger expenses                           --          --      19,750
                                   ----------  ----------  ----------
Adjusted EBITDA (1)                   $55,418      $4,114     $44,080
                                   ==========  ==========  ==========

                                                           Predecessor
                                                           ----------
                                      Nine      June 23,     Oct. 1,
                                     Months       2004        2003
                                     Ended      through     through
                                    June 30,    June 30,    June 22,
                                      2005        2004        2004
                                   ----------  ----------  ----------

Consolidated Results:
Net earnings (loss)                   $36,223      $1,158    $(37,130)
Add:
 Interest expense, net                 44,341       1,120      39,673
 Minority interests                     3,052         122       3,098
 Income tax expense                    23,879          29       1,152
 Loss (gain) on sale of
  assets, net                              80           8      (3,731)
 Depreciation and amortization         56,473       1,677      50,490
 Management fees                        2,884          --          --
 Loss on early
  extinguishment of debt                   --          --      51,852
 Write-off of debt issue costs             --          --       8,850
 Merger expenses                           --          --      19,750
                                    ---------   ---------   ---------
Adjusted EBITDA (1)                  $166,932      $4,114    $134,004
                                    =========   =========   =========

(1) Adjusted EBITDA represents net earnings (loss) before interest expense, income tax expense, depreciation and amortization, management fees, loss on early extinguishment of debt, write-off of debt issue costs, merger expenses, gain on sale of assets, and minority interests. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Merger expenses include legal and advisory expenses and special bonus compensation of the Company's predecessor incurred in connection with the acquisition of IASIS by TPG. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.


                         IASIS HEALTHCARE LLC
              Combined Condensed Consolidated Statements
                     of Operations (Unaudited) (1)
                            (in thousands)

                         Three Months Ended       Nine Months Ended
                              June 30,                June 30,
                       ----------------------  ----------------------
                         2005         2004        2005        2004
                       ----------  ----------  ----------  ----------
Net revenue:
 Acute care net revenue  $299,891    $284,162    $886,384    $819,766
 Premium revenue           90,088      71,105     263,827     209,120
                       ----------  ----------  ----------  ----------
   Total net revenue      389,979     355,267   1,150,211   1,028,886

Cost and expenses:
 Salaries and benefits    113,452     108,616     332,685     318,519
 Supplies                  46,208      47,344     140,863     133,924
 Medical claims            77,409      58,552     226,177     174,203
 Rents and leases           8,385       8,314      24,236      23,880
 Other operating
  expenses                 55,315      51,518     162,556     150,245
 Provision for
  bad debts                33,792      32,729      96,762      89,997
 Interest expense, net     15,664      13,023      44,341      40,793
 Depreciation and
  amortization             20,590      18,188      56,473      52,167
 Management fees              963        --         2,884        --
 Merger expenses             --        19,750        --        19,750
 Loss on early
  extinguishment
  of debt                    --        51,852        --        51,852
 Write-off of debt
  issue costs                --          --          --         8,850
                       ----------  ----------  ----------  ----------
   Total costs
    and expenses          371,778     409,886   1,086,977   1,064,180

Earnings (loss) before
 gain (loss) on sale
 of assets, minority
 interests and
 income taxes              18,201     (54,619)     63,234     (35,294)
Gain (loss) on sale
 of assets, net                 2         (30)        (80)      3,723
Minority interests           (779)     (1,196)     (3,052)     (3,220)
                       ----------  ----------  ----------  ----------

Earnings (loss) before
 income taxes              17,424     (55,845)     60,102     (34,791)
Income tax expense          6,958         196      23,879       1,181
                       ----------  ----------  ----------  ----------

Net earnings (loss)       $10,466    $(56,041)    $36,223    $(35,972)
                       ==========  ==========  ==========  ==========

(1) The results of IASIS LLC and its predecessor, IASIS, have been combined to show net loss for the three and nine months ended June 30, 2004. The net earnings for the three and nine months ended June 30, 2005, represents the actual results of the Company.


    CONTACT: IASIS Healthcare LLC
             Investor contact:
             David R. White or W. Carl Whitmer, 615-844-2747 or
             News media contact:
             Tomi Galin, 615-467-1255